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                                         OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
IN RE:                                                          )                     DEBTOR IN POSSESSION OPERATING REPORT
                                                                                      -------------------------------------
                                                                )
          MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES        )    REPORT NUMBER   16                        Page 1 of 3
                                                                )                         FOR THE PERIOD FROM: July 1, 2001
                                                                )                                          TO: July 31, 2001
                                                                     ---------------------------------------------------------------
                                                                )
----------------------------------------------------------------
CHAPTER 11 CASE NO. SV00-13471KL                                )
----------------------------------------------------------------
                                                                         SEE ATTACHED
1.  Profit and Loss Statement
A.  Related to Business Operations:
          Gross Sales
                                                                         ---------------------
          Less Sales Returns and Discounts
                                                                         ---------------------
                Net Sales                                                                                     -
                                                                                              ------------------
          Less:  Cost of Goods Sold
               Beginning Inventory at Cost                                                  -
                                                                         ---------------------
               Add:  Purchases
                                                                         ---------------------
               Less:  Ending Inventory at Cost                                              -
                                                                         ---------------------
                    Cost of Goods Sold                                                                        -
                                                                                              ------------------
          Gross Profit                                                                                                            -
                                                                                                                --------------------

          Other Operating Revenue (Specify)                                                                                       -
                                                                                                                --------------------

Less:  Operating Expenses
          Officer Compensation
                                                                         ---------------------
          Salaries & Wages - Other Employees
                                                                         ---------------------
               Total Salaries & Wages                                                                         -
                                                                                              ------------------
               Employee Benefits                                                                              -
                                                                                              ------------------
          Payroll Taxes
                                                                         ---------------------
          Real Estate Taxes (Personal Property Tax)
                                                                         ---------------------
          Federal and State Income Taxes
                                                                         ---------------------
                Total Taxes                                                                                   -
                                                                                              ------------------
          Rent and Lease Exp. (Real and Personal Property)                                  -
                                                                         ---------------------
          Interest Expense (Mortgage, Loan, etc.)                                           -
                                                                         ---------------------
          Insurance
                                                                         ---------------------
          Automobile Expense
                                                                         ---------------------
          Utilities (Gas, Electric, Water, Telephone, etc.)
                                                                         ---------------------
          Depreciation and Amortization
                                                                         ---------------------
          Repairs and Maintenance
                                                                         ---------------------
          Advertising                                                                       -
                                                                         ---------------------
          Supplies, Office Expenses, Photocopies, etc.
                                                                         ---------------------
          Bad Debts                                                                         -
                                                                         ---------------------
          Miscellaneous Operating Expenses (Specify)                                                          -
                                                                         ---------------------------------------
               Total Operating Expenses                                                                                           -
                                                                                                                    ----------------

          Net Gain/(Loss) from Business Operations                                                                                -
                                                                                                                    ----------------
                                                                                                                    ----------------

B.  Not Related to Business Operations
          Income:
               Interest Income
                                                                                              ----------------------
               Other Non-Operating Revenues (Specify)
                                                                                              ----------------------
               Gross Proceeds on Sale of Assets
                                                                         ---------------------
               Less:  Original Cost of Assets plus Expenses of Sale
                                                                         ---------------------
                    Net Gain/(Loss) on Sale of Assets
                                                                                              ----------------------
               Total Non-Operating Income
                                                                                                                    ----------------
          Expenses Not Related to Business Operations:
               Legal and Professional Fees
                                                                                              ----------------------
               Other Non-Operating Expenses (Specify)
                                                                                              ----------------------
                    Total Non-Operating Expenses                                                                                  -
                                                                                                                    ----------------

          NET INCOME /(LOSS) FOR PERIOD                                                                                           -
                                                                                                                    ================

------------------------------------------------------------------------------------------------------------------------------------
        Revised April 1989                                    OPERATING REPORT                                                 UST-4
------------------------------------------------------------------------------------------------------------------------------------

MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
Statement of Operations for the Period July 31, 01
-------------------------------------------------------------------------------

($000's)
REVENUES

           Sales                                                                                                   -
           Rental revenues                                                                                         -
                                                                                                           ----------
                 Total  revenues                                                                                   -

           Cost of goods sold                                                                                      -
           Cost of rental operation                                                                                -
                                                                                                          ----------
                 Total cost of sales and rental                                                                    -

                 Gross profits                                                                                     -

           Selling expense                                                                                         -
           General & administration                                                                               21
                                                                                                          ----------
                 Total operating expenses                                                                         21

                 Operating profit                                                                                (21)

           Depreciation & amortization                                                                             -
           Coporate Interest allocation                                                                            -
           DIP Interest                                                                                            -
           Other income & expenses                                                                                 -
                                                                                                          ----------

           Earnings before reorganization items & income tax provision                                           (21)

           Reorganization items:
           Loss from sales of assets/Closing cost of facility                                                    326
           Professional fees                                                                                     115
           Provision for rejected executory contracts                                                              -
           Interest earned on accumulated cash resulting from chapter 11 Proceeding                               (1)
                                                                                                          ----------
                 Total reorganization items                                                                      440

                 Income(loss) before income tax provision                                                       (461)
           Income tax (benefits)                                                                                   -
                                                                                                          ----------
                 Net income (loss)                                                                              (461)
                                                                                                          ==========

--------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT NO. 16
--------------------------------------------------------------------------------
                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                     -------------------------------------------
                                       Accounts Payable     Accounts Receivable
                                     -------------------------------------------
Current           Under 30 days              $0                  $        0
Overdue           31 - 60 days               $0                  $        0
Overdue           61 - 90 days               $0                  $        0
Overdue           91 - 120 days              $0                  $        0
Overdue           121 + days                 $0                  $1,013,328
                                     -------------------------------------------
Total                                        $0                  $1,013,328
                                     -------------------------------------------

3.  Statement of Status of Payments to Secured Creditors and Lessors:                                                   SEE ATTACHED

------------------------------------------------------------------------------------------------------------------------------------
                             Frequency of                                                                       Post-Petition
                             Payments per              Amount of                                              Payments Not Made
                                                                                                      ------------------------------
    Creditor/Lessor         Lease/Contract            Each Payment             Next Payment Due            Number            Amount
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------

4.  Tax Liability:

                        Gross Payroll Expense For Period                                           $0 *SEE NOTE
                                                                          ----------------------------
                        Gross Sales for Period Subject to Sales Tax                                $0
                                                                          ----------------------------

                                               -------------------------------------------------------------------------------------
                                                                                                             Post Petition Taxes
                                                       Date Paid                 Amount Paid *                   Still Owing
                                               -------------------------------------------------------------------------------------

Federal Payroll and Withholding Taxes                                                 $0                     $0
State Payroll and Withholding Taxes                                                   $0                     $0
State Sales and Use Tax                                                               $0                     $0
Real Property Taxes                                                                   $0                     $0
                                               -------------------------------------------------------------------------------------

                        * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.  Insurance Coverage
                                               -------------------------------------------------------------------------------------
                                                        Carrier/                  Amount of              Policy         Premium Paid
                                                         Agent                    Coverage              Exp. Date        Thru Date
                                               -------------------------------------------------------------------------------------

Worker's Compensation                                 GULF INS CO                                        10/1/01          10/1/01
Liability                                             GULF INS CO                    SEE                 10/1/01          10/1/01
Fire and Extended Coverage                            GULF INS CO                 ATTACHED               10/1/01          10/1/01
Property                                              GULF INS CO         (Not filed with Form 8-K)      10/1/01          10/1/01
Theft                                                     CNA                                            10/1/01          10/1/01
Life (Beneficiary:________________)                   TRANSAMERICA
Vehicle                                               GULF INS CO                                        10/1/01          10/1/01
Other                                                INSURANCE WEST                                      10/1/01          10/1/01

                                               -------------------------------------------------------------------------------------

                                               *NOTE:   PAYROLL IS PAID BY MATTHEWS STUDIO EQUIPMENT GROUP,
                                                        AND IS ALLOCATED TO  THE SUBSIDIARY INCURRING THE
                                                        PAYROLL EXPENSE.
                                                        ALL PAYROLL TAXES ARE PAID BY ADP

------------------------------------------------
MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
SECURED CREDITORS AND LESSORS
JULY 31, 2001 CREDIT FACILITY
------------------------------------------------
C: My Document\Form 8K Filing\July 01\[MSG cash Rpt EDGAR.xls]MSG Cons

                                                                                      MONTHLY    UNPAID
    BINDER    TAB                       DESCRIPTION              COMPANY             PAYMENT     POST PETITION
    ------    ---   -------------------------------------------  ----------------    -------------------------
    CRF98      39   IBM Credit Corp - AS400/JBA Software         Group                 7,866            7,866
      V        85   Xerox - Copier #C0H-010403                   Group - Acct            558                0
    CRF98      40   Pitney Bowes - Postage meter                 Four Star               167                0
    CRF98      12   Minolta Copier Corp - Copier/Fax             Four Star               264                0
    CRF98      11   30 Warren Place Corp (NY rent)               Four Star            20,190                0
    CRF98      11A  718 S. Fulton Ave (NY Storage)               Four Star             6,875                0

--------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT NO. 16
--------------------------------------------------------------------------------
                                                                     Page 3 of 3

6. Questions:

     A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
           _____ : Yes  Explain: ______________________________________________
               X : No

     B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
           _____ : Yes  Explain: ______________________________________________
               X : No

7. Statement of Unpaid Professional Fees (Post-Petition Only):

     -----------------------------------------------------------------------
                                             Type            Post-Petition
           Name of Professional          Professional        Unpaid Total**
     -----------------------------------------------------------------------
     Crossroads, LLC                 Turnaround management           10,634  Estimated
     -----------------------------------------------------------------------
     George Nicolais                 Financial advisor                5,559  Estimated
     -----------------------------------------------------------------------
     Klee Tuchin Bogdanoff & Stern   Counsel                         71,500  Estimated
     -----------------------------------------------------------------------
     Latham Watkins                  Counsel                              -
     -----------------------------------------------------------------------
     Stutman Treister                Counsel                         31,552  Estimated
     -----------------------------------------------------------------------
     Imperial Capital, LLC           Financial advisor                    -
     -----------------------------------------------------------------------
     Holland & Knight                Counsel                         62,915  Estimated
     -----------------------------------------------------------------------
     Ernst & Young                   Independent Auditors                 -
     -----------------------------------------------------------------------

     **NOTE: Professional fees are paid by Matthews Studio Equipment Group for all the subsidiaries.

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

N/A



9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

------------------------------------------------------------------------------------------------------------------------------------
                              Quarterly
      Quarterly             Disbursements      Quarterly                                                             Quarterly
    Period Ending            for Quarter          Fee         Date Paid           Amount Paid       Check No.     Fee Still Owing
------------------------------------------------------------------------------------------------------------------------------------
               6/30/00     $ 7,108,942.00      $24,500.00             7/31/00      $24,500.00           2408
               9/30/00     $ 7,208,343.00      $21,500.00            10/24/00      $21,500.00           1395
              12/31/00     $ 7,053,994.00      $21,000.00             1/26/01      $21,000.00           1543
               3/31/01     $ 5,307,500.00      $18,250.00             4/27/01      $18,250.00           1643
               6/30/01     $11,171,217.00      $16,250.00             7/26/01      $16,250.00           1710

------------------------------------------------------------------------------------------------------------------------------------

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: August 29, 2001                       Signed: /s/ Ellen Gordon

--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                        CENTRAL DISTRICT OF CALIFORNIA

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
---------------------------------------------------
IN RE:                                             )                              DEBTOR IN POSSESSION INTERIM STATEMENT
                                                   )
       Matthews Studio Equipment Group             )                                           STATEMENT NO. 16
                                                   )                                    FOR THE PERIOD FROM: 07/01/01
                                            DEBTOR )                                                     TO: 07/31/01
                                                   )
---------------------------------------------------   ----------------------------------------------------------------------------
CHAPTER 11 CASE NO.  SV 00 13471 KL                )       General      Concentration      Payroll         Tax         Pre-Chapter
---------------------------------------------------        Account         Account         Account       Account         Payroll
                                                      ----------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                                      ----------------------------------------------------------------------------

A. Total Receipts Per All Prior Interim Statements     $35,295,703.71  $24,845,242.63   $294,606.93      $0.00       $5,853,194.94

B. Less: Total Disbursements Per All Prior             $35,295,703.71  $23,858,045.44   $294,606.93      $0.00       $5,847,564.37
           Interim Statements
                                                      ----------------------------------------------------------------------------

C. Beginning Balance                                   $         0.00  $   987,197.19   $      0.00      $0.00       $    5,630.57

                                                      ----------------------------------------------------------------------------
D. Receipts During Current Period

    Per Attached Schedule (Not filed with Form 8K)     $   776,440.95  $   441,985.65   $      0.00      $0.00              199.94

                                                      ----------------------------------------------------------------------------
E. Balance Available                                   $   776,440.95  $ 1,429,182.84   $      0.00      $0.00       $    5,830.51

                                                      ----------------------------------------------------------------------------
F. Less: Disbursements During Period

    Per Attached Schedule (Not filed with Form 8K)     $   776,440.95  $   576,893.99   $      0.00      $0.00                   -

                                                      ----------------------------------------------------------------------------
G. Ending Balance                                      $         0.00  $   852,288.85   $      0.00      $0.00       $    5,830.51

                                                      ----------------------------------------------------------------------------

                                                      ---------------------------------------------------------------------------
                                                        Investment          Professional           CD                5-Month CD
                                                          Account              Account           Account               Account
                                                      ---------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                                      ---------------------------------------------------------------------------

A. Total Receipts Per All Prior Interim Statements     $4,449,183.32       $3,208,400.97       $355,957.03         $14,315,966.00

B. Less: Total Disbursements Per All Prior             $3,975,100.05       $3,208,400.97       $355,957.03         $ 4,726,668.06
           Interim Statements
                                                      ---------------------------------------------------------------------------

C. Beginning Balance                                   $  474,083.27       $        0.00       $      0.00         $ 9,589,297.94

                                                      ---------------------------------------------------------------------------
D. Receipts During Current Period

    Per Attached Schedule (Not filed with Form 8K)        100,300.17           70,390.25                 -                      -

                                                      ---------------------------------------------------------------------------
E. Balance Available                                   $  574,383.44       $   70,390.25       $      0.00         $ 9,589,297.94

                                                      ---------------------------------------------------------------------------
F. Less: Disbursements During Period

    Per Attached Schedule (Not filed with Form 8K)         70,390.25           70,390.25                 -                      -

                                                      ---------------------------------------------------------------------------
G. Ending Balance                                      $  503,993.19       $        0.00       $      0.00         $ 9,589,297.94

                                                      ---------------------------------------------------------------------------

H. ACCOUNT INFORMATION
   (1).   General Account
           (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
           (b)     411952738
   (2).   Concentration Account
           (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
           (b)     411952886
   (3).   Payroll Account
           (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
           (b)     411952800
   (4).   Tax Account
           (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
           (b)     411952851
   (5).   Pre-Chapter Payroll Account
           (a)     Western Security Bank 4100 W. Alameda Ave., Burbank, Ca.
           (b)     001064088
   (6).   Investment Account
           (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
           (b)     BHS-072281
   (7).   Professional Account
           (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
           (b)     411953459
   (8).   Certificate of Deposit
           (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
           (b)     411956334
   (9).   5-Month Liquid Certificate of Deposit
           (a)     City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
           (b)     411955893

I. Other Monies On Hand: None

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated: August 29, 2001                       Signed: /s/ Ellen Gordon
-----------------------------------          ---------------------------------

--------------------------------------------------------------------------------